UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2020

VIASAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21767	33-0174996
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 476-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)
Common Stock, par value $0.0001 per share	VSAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 5, 2020, Viasat, Inc. (“Viasat”) released its financial results for the second quarter of fiscal year 2021 in a letter to shareholders that is available on the investor relations section of its website. A copy of the press release announcing the release of financial results is furnished herewith as Exhibit 99.1 and a copy of the letter to shareholders is furnished herewith as Exhibit 99.2.

The information contained herein and in the accompanying Exhibit 99.1 and Exhibit 99.2 shall not be incorporated by reference into any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 3, 2020, the Board of Directors (the “Board”) of Viasat appointed Richard Baldridge as Chief Executive Officer and President. Mark Dankberg, who has served as Viasat’s Chairman of the Board and Chief Executive Officer since its inception in 1986, will continue as Executive Chairman. In connection with his appointment as Chief Executive Officer, Mr. Baldridge’s annual base salary was increased to $1,300,000. The other existing compensation arrangements for Mr. Dankberg and Mr. Baldridge remain unchanged. Biographical information for Mr. Baldridge can be found in Viasat’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on July 23, 2020, and is incorporated herein by reference.

Item 8.01.	Other Events.

On November 5, 2020, Viasat issued a press release announcing the above appointment, a copy of which is filed as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated November 5, 2020 issued by Viasat, Inc.
99.2	Viasat, Inc. second quarter of fiscal year 2021 letter to shareholders dated November 5, 2020
99.3	Press Release dated November 5, 2020 issued by Viasat, Inc.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2020	VIASAT, INC.

	By:	/s/ Brett Church
	Name:	Brett Church
	Title:	Associate General Counsel